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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                            ----------------------
                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  April 10, 2000

                               NMT Medical, Inc.
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              (Exact name of registrant as specified in charter)

       Delaware                    000-21001                     95-4090463
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(State or other juris-            (Commission                (IRS Employer
diction of incorporation)         File Number)               Identification No.)

 27 Wormwood Street, Boston, Massachusetts                       02210
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (617) 737-0930

                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

On April 10, 2000, NMT Medical, Inc. (the "Company") issued a press release announcing the resignation, effective immediately, of Thomas M. Tully as Chief Executive Officer of the Company to pursue other business opportunities. Accordingly, Mr. Tully has also resigned as President and as a member of the Board of Directors of the Company. The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits

Exhibit No.   Description
-----------   -----------

  99.1 Press Release, dated April 10, 2000, announcing the resignation of Thomas M. Tully as Chief Executive Officer of NMT Medical, Inc.

                                      -2-
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2000      NMT Medical, Inc.
                          -----------------
                          (Registrant)

                          By: /s/ William J. Knight
                              ----------------------------------------------
                              Name:  William J. Knight
                              Title: Vice President-Finance and Administration,
                                     Chief Financial Officer

                                      -3-
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                                 EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

  99.1 Press Release, dated April 10, 2000, announcing the resignation of Thomas M. Tully as Chief Executive Officer of NMT Medical, Inc.